UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2026

COHERUS ONCOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36721	27-3615821
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

333 Twin Dolphin Drive, Suite 600

Redwood City, CA 94065

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (650) 649-3530

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	CHRS	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On October 28, 2026, Coherus Oncology, Inc. (the “Company”) issued a press release announcing the interim clinical data from the TREGCHECK™ development program evaluating tagmokitug, its investigational cytolytic CCR8 antibody, in combination with toripalimab, with or without chemotherapy. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

The information in Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

On October 28, 2026, the Company announced interim clinical data from the TREGCHECK™ development program evaluating tagmokitug, its investigational cytolytic CCR8 antibody, in combination with toripalimab, with or without chemotherapy. Tagmokitug-based treatment demonstrated encouraging anti-tumor activity across multiple solid tumors, including responses and durable disease stabilization in pretreated and immunotherapy-resistant patients. In evaluable front-line esophageal squamous cell carcinoma (“ESCC”) patients, tagmokitug in combination with toripalimab and chemotherapy demonstrated a confirmed overall response rate (“cORR”) of 75% irrespective of PD-L1 status, and a cORR of 100% in PD-L1 positive patients as of October 14, 2026. Subsequent to the data cutoff date, two additional partial responses were confirmed, increasing the cORR to 89% of the evaluable patient dataset irrespective of PD-L1 status.

Activity and duration of response in second-line ESCC patients, as well as an acceptable and manageable safety profile, support the selected dose and expansion of enrollment in both ESCC cohorts.

Key Interim Findings

The totality of the interim clinical activity, dose-response findings and safety observations support continued development of tagmokitug and expansion of the first-line and second-line ESCC cohorts.

First-Line ESCC: Phase 1b TREGCHECK 102 Cohort C

Study design. Patients with previously untreated advanced or metastatic ESCC received tagmokitug 700 mg plus toripalimab, 5-fluorouracil and cisplatin. The primary endpoint is safety; secondary endpoints include ORR, duration of response, clinical benefit rate and progression-free survival. As of October 14, 2026, 10 patients were safety evaluable and 8 were efficacy evaluable, and enrollment is ongoing. Of the evaluable patient data set:

Efficacy Measure	Interim Result	Key Considerations
cORR all comers	75% (6/8)	No PD-1 inhibitors approved in PD-L1-negative ESCC in the US
Post-data-cutoff cORR	89% (8/9)	Includes confirmation of a prior unconfirmed partial response (“uPR”) and one newly evaluable patient with a confirmed partial response (“cPR”)
Confirmed ORR in PD-L1 positive ESCC	100%	US SoC Benchmark (PD-1 + chemo) cORR is 44%-59% for PD-L1 positive ESCC
Confirmed complete response	1 patient	Confirmed at the data cutoff

700 mg tagmokitug + toripalimab + chemotherapy (n=8)
Treatment Ongoing
Best % Change of SOD from Baseline
0
-20
-40
-60
-80
-100

BOR	**uPR / SD > 6m**	**uPR**	**PR**	**PR**	**PR**	**PR**	**PR**	**CR**
PD-L1	0	0	5	5-19	≥20	6	80	11-19

* Two additional PRs were confirmed after the cutoff date; ORR is 89% (8 of 9 evaluable patients)

Figure 1. First-line ESCC waterfall plot from TREGCHECK 102 Cohort C. Data as of October 14, 2026

Second-Line ESCC: Phase 1b TREGCHECK 102 Cohort B

Study design. Patients with recurrent or metastatic ESCC who failed first-line systemic chemotherapy with or without a PD-1 inhibitor were randomized 1:1 to tagmokitug 300 mg or 700 mg plus toripalimab. As of October 14, 2026, 17 patients were safety evaluable and 8 (2 in 300 mg and 6 in 700 mg) were efficacy evaluable and enrollment is ongoing. Of the evaluable patient data set:

Efficacy Measure	Interim Result	Key Considerations
Clinical Benefit Rate (“CBR”) in 700 mg tagmokitug dose arm	33.3% (2/6)	Consistent with immuno-oncology-driven durable stable disease (“SD”)
cORR in 700mg tagmokitug dose arm	16.7% (1/6)	Confirmation of 1 PR and 1 uPR
Median Progression-Free Survival (“mPFS”) in 700mg tagmokitug dose arm	5.5 months	US SoC Benchmark (chemo) mPFS is ~3.4 months

300 mg
700 mg
Arm B1: 300 mg tagmo + tori (n = 8)
Arm B2: 700 mg tagmo + tori (n = 9)
Complete response (CR)
Partial response (PR)
Stable Disease (SD)
Progressive Disease (PD)
Not Evaluable (NE)
Treatment continuing
0
6
12
18
24
33
42
Weeks

Figure 2. Second-line ESCC swimmer plot by randomized tagmokitug dose. Data as of October 14, 2026

Interim Results in Other Indications

Cohort	Population	Interim findings
2L HNSCC Two tagmokitug doses (700 mg and 300 mg) plus toripalimab	43 treated; 23 HPV-positive efficacy evaluable

In HPV-positive disease across doses, 13.0% cORR (3/23) and 26.1% CBR (6/23);

Additional potential enrichment strategy based on Tumor Immune Regulatory Index (“TIRI”), a tumor-derived CCR8-containing biomarker score, under evaluation; HPV+ - TIRI+ patients demonstrated a 45% CBR (5/11).

2L Upper GI: GC/GEJ/EAC Two tagmokitug doses (700 mg and 300 mg) plus toripalimab	40 treated; 33 efficacy evaluable

At 700 mg, 4 confirmed PRs among 17 evaluable patient data set (23.5% cORR), including 2 PRs in EAC with follow-up continuing;

Clear dose-response;

Demonstrated PD-1 resistance rescue at 700 mg and tumor shrinkage in PD-1-refractory and naive patients;

Durable clinical benefit with a chemo-free regimen.

4L+ NLM MSS CRC 700 mg tagmokitug dose plus toripalimab	20 treated; 17 efficacy evaluable	5.9% cORR and 11.8% CBR, with antitumor activity and molecular response (“ctDNA”) observed in a highly refractory, IO-nonresponsive population with follow-up continuing.

Safety and Tolerability

Tagmokitug demonstrated a manageable safety profile across the TREGCHECK™ clinical program. In 33 patients with monotherapy, no dose-limiting toxicities were observed through the 1200 mg every-three-week dose level, and no Grade 5 treatment-related adverse events were reported.

In more than 120 patients treated with tagmokitug in combination with toripalimab, no new safety signals beyond those associated with PD-1/immune checkpoint inhibitor therapy were identified. Most adverse events were Grade 1 or 2 and resolved, and safety was comparable across tagmokitug dose levels.  Among 120 patients treated with tagmokitug plus toripalimab, the overall rate of immune-related adverse events (“irAEs”) was 40% (for all grades), with 20% experiencing Grade 3-5 irAEs. The most commonly reported TRAEs were infusion-related reactions (25.0%), fatigue (19.2%) and rash (15.8%). No Grade 5 treatment-related adverse events were reported.

In the first-line ESCC cohort, 10 patients treated with tagmokitug in combination with toripalimab and chemotherapy demonstrated a manageable safety profile, with no new safety signals or Grade 5 treatment-emergent adverse events observed. Most adverse events were attributed to chemotherapy and the treatment discontinuation rate is similar to the approved regimens for PD-1 inhibitors with chemotherapy.

Tagmokitug is an investigational product candidate and has not been approved by the U.S. Food and Drug Administration or any other regulatory authority. Its safety and efficacy have not been established.

Toripalimab is an investigational product candidate in these indications in the United States.

Clinical Development and Next Steps

Based on the interim findings, the Company plans to expand enrollment in first-line and second-line ESCC and continue to evaluate the durability of response, progression-free survival and biomarker findings across indications as the data mature.

The Company is also advancing tagmokitug in combinations beyond PD-1 inhibition, including a planned study evaluating the safety of tagmokitug with a T-cell engager in mCRPC.

Forward-Looking Statements

The statements in this Current Report on Form 8-K include express or implied forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act, and Section 21E of the Exchange Act about the Company that involve risks and uncertainties relating to future events and the future performance of the Company. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Words such as “will,” “could,” “would,”

“should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “future,” “opportunity,” “likely,” “target,” variations of such words, and similar expressions or negatives of these words are intended to identify such forward-looking statements, although not all forward-looking statements contain these identifying words. You can also identify forward-looking statements by discussions of strategy, plans or intentions.

Examples of such forward-looking statements include, but are not limited to, express or implied statements regarding: the development plan for tagmokitug; the potential therapeutic benefits of tagmokitug; the initiation, timing and progress of clinical studies; future data readouts; and the assumptions underlying or relating to such statements. Such forward-looking statements involve substantial risks and uncertainties that could cause the Company’s actual results, performance or achievements to differ significantly from any future results, performance or achievements expressed or implied by the forward-looking statements. Such risks and uncertainties include, among other things, the risks and uncertainties inherent with clinical research and commercialization; the risks and uncertainties of the clinical development and regulatory approval process; risks related to the Company’s ability to increase sales of LOQTORZI or expand LOQTORZI into other indications; the risk that the Company is unable to complete commercial transactions in a timely manner or at all; risks and uncertainties in executing collaboration agreements and other joint ventures, including particular risks of working with international partners; the risk of the Company’s dependence on an ability to raise funds, which may not be available on acceptable terms or at all; the risks and uncertainties of the degree of market acceptance for the Company’s product and product candidates by physicians, healthcare providers and patients; and the risks and uncertainties of litigation. For a further discussion of these and other factors that could cause the Company’s future results to differ materially from any forward-looking statements, see the section entitled “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2026, filed with the Securities and Exchange Commission (the “SEC”) on August 5, 2026, as updated by the Company’s subsequent reports filed with the SEC. All forward-looking statements speak only as of the date of this Current Report on Form 8-K and, except as required by applicable law, the Company has no obligation to update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release dated October 28, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 29, 2026	COHERUS ONCOLOGY, INC.

	By:	/s/ Dennis M. Lanfear
	Name:	Dennis M. Lanfear
	Title:	Chief Executive Officer